SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549



                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April
25, 1996



       Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE              33-54227             75-2006294
(State or other
jurisdiction      (Commission         (I.R.S. employer
of incorporation) file number)      identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN
 55437    (Address of principal executive offices)
(Zip code)


Registrant's telephone number, including area code
(612) 832-7000



(Former name or former address, if changed since last report)


            Exhibit Index located on page 4.


Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.   Financial Statements, Pro Forma Financial
Information         and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

          23.  Consent of Coopers & Lybrand L.L.P.,
          independent auditors of the Insurer with respect to the inclusion in the Registrant's
          Prospectus Supplement dated April 25, 1996, relating to the Mortgage Pass-Through
          Certificates, Series 1996-S12, Class A, of their report dated January 22, 1996 and with respect to the reference to their firm under the caption "Experts."




                       SIGNATURES



          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL FUNDING
                                   MORTGAGE
                                   SECURITIES I, INC.




                                   By: \\Bruce J. Legan
                                   Name: Bruce J. Legan
                                   Title:Vice President


Dated:  April 25, 1996

                   INDEX OF EXHIBITS

Exhibit   Description
                                                   Page

23        Consent of Coopers & Lybrand L.L.P.,
          independent auditors of the Insurer with respect to the inclusion in the Registrant's Prospectus Supplement dated
          April 25, 1996, relating to the Mortgage
          Pass-Through Certificates, Series 1996-S12, Class A, of their report dated
          February 1, 1995 and with respect to the reference to their firm under the caption
          "Experts."



                                             Exhibit 23






     Consent of Independent Auditors of the Insurer






                    CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in the Prospectus Supplement dated April 25, 1996 to the Prospectus dated January 23, 1996 to Registration Statement No. 33-54227 of our report dated January 22, 1996 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries (formerly known as Municipal Bond Investors Assurance Corporation and Subsidiaries). We also consent to the reference to our firm under the caption "Experts."

                                   /s/ Coopers & Lybrand L.L.P.
                                   Coopers & Lybrand L.L.P.




April 25, 1996
New York, New York